SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 19, 2004



                                   AAON, INC.
                                   ----------
             (Exact name of registrant as specified in its charter)



           Nevada                       0-18953                  87-0448736
           ------                       -------                  ----------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)


                     2425 South Yukon, Tulsa, Oklahoma 74107
                     ---------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (918) 583-2266

Item 12.  Results of Operations and Financial Condition.

                  On April 19, 2004, Registrant issued a press release on its results of operation and financial condition for the three months ended and at March 31, 2004. A copy of such press release is attached as Exhibit "A" hereto.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AAON, INC.


Date: April 27, 2004                    By:  /s/ John B. Johnson, Jr.
                                              ----------------------------------
                                                 John B. Johnson, Jr., Secretary

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

                                   EXHIBIT "A"

NEWS BULLETIN
FOR IMMEDIATE RELEASE
April 19, 2004

                                   AAON, Inc.
                  2425 South Yukon Ave. o Tulsa, OK 74107-2728
                   o Ph: (918) 583-2266 o Fax: (918) 583-6094 o
                              ohttp://www.aaon.como
                  ---------------------------------------------
                            For Further Information:
          Jerry R. Levine o Phone: (914) 244-0292 o Fax: (914) 244-0295
--------------------------------------------------------------------------------


                            AAON REPORTS HIGHER SALES
                               AND LOWER EARNINGS


Tulsa, OK, April 19, 2004 - AAON, Inc. (NASDAQ-AAON) today announced its operating results for the three months ended March 31, 2004, of $37.5 million in sales and $2.3 million of net income, $0.18 per share, compared to $32.9 million in sales and $3.5 million of net income, $0.26 per share a year ago. Per share earnings are on a diluted basis.

Norman H. Asbjornson, President and CEO, stated that "The decrease in earnings was attributable primarily to an 11.5% decline in gross profit from $8.7 million (or 26.5% of net sales) in 2003 compared to $7.7 million (or 20.5% of net sales) in 2004 and a $771,000 (24.1%) increase in SG&A (from $3.2 million in 2003 to $4.0 million in 2004)." He noted that "The drop in gross profit was principally due to the continuation of startup costs associated with a new coil project and sharp increases in steel and copper prices. These higher material costs are expected to further impact profitability for the remainder of the year. However, price increases which go into effect in April together with anticipated reduction of start-up costs of the new coil project, should more than offset these increased raw material costs by the third quarter. He said that, "The increase in SG&A was mainly the result of additional warranty expense on repairs of older units, which will continue at a reduced amount in the second quarter of 2004, and an increase in bad debt expense."

Mr. Asbjornson pointed out that, "Net sales for the first quarter of 2004 increased by $4.6 million or 14.1% compared to the first quarter of 2003." He said that, "In spite of such sales increase, backlog has continued to rise to its current record level." He added that, "Based on our current backlog level and improving outlook for the U.S. economy, we believe sales should remain higher in 2004, compared to 2003."

This press release contains "forward looking statements" within the meaning of
Section 27A of the Securities Act of 1933. Statements regarding future prospects and developments are based upon current expectations and involve certain risks and uncertainties that could cause actual results and developments to differ materially from the forward-looking statements.

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

                                   AAON, Inc.
                      Consolidated Statements of Operations


                                                                Three Months Ended*              Three Months Ended*
                                                                  March 31, 2004                   March 31, 2003
                                                              ---------------------------------------------------------
                                                                  (in thousands, except share and per share data)

        Net sales                                                     $ 37,494                        $ 32,856

        Cost of Sales                                                   29,793                          24,159
                                                              ------------------------         ------------------------
              Gross profit                                               7,701                           8,697

        Selling, general and administrative expenses                     3,967                           3,196
                                                              ------------------------         ------------------------
            Income from operations                                       3,734                           5,501

        Interest expense                                                    17                               6

        Interest income                                                    (81)                            (58)

        Other income                                                        (2)                            (84)
                                                              ------------------------         ------------------------
        Income before income taxes                                       3,800                           5,637

        Income tax provision                                             1,463                           2,142
                                                              ------------------------         ------------------------
             Net Income                                               $  2,337                        $  3,495
                                                              ========================         ========================

        Earnings Per Share:
           Basic                                                      $   0.19                        $   0.27
                                                              ========================         ========================
           Diluted                                                    $   0.18                        $   0.26
                                                              ========================         ========================

        Weighted Average Shares Outstanding:
           Basic                                                    12,482,186                      12,880,299
                                                              ========================         ========================
           Diluted                                                  12,997,022                      13,415,455
                                                              ========================         ========================
         *Unaudited

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

                                   AAON, Inc.
                           Consolidated Balance Sheets
                                                                     March 31, 2004*               December 31, 2003
                                                                  ------------------------------------------------------
                                                                     (In thousands, except share and per share data)
       ASSETS
       CURRENT ASSETS
            Cash and cash equivalents                                   $      201                    $    6,186
            Certificate of deposit                                          10,000                        10,000
            Accounts receivable, net                                        22,123                        22,553
            Inventories, net                                                22,223                        19,711
            Prepaid expenses                                                 2,948                         2,653
            Deferred income tax                                              3,532                         3,532
                                                                  -----------------------        -----------------------
       Total current assets                                                 61,027                        64,635
                                                                  -----------------------        -----------------------

       PROPERTY, PLANT AND EQUIPMENT
            Land                                                               874                           874
            Buildings                                                       19,837                        19,588
            Machinery and equipment                                         44,704                        44,329
            Furniture and fixtures                                           3,976                         3,944
                                                                  -----------------------        -----------------------
            Total property, plant & equipment                               69,391                        68,735
            Less:  accumulated depreciation                                 32,834                        31,285
                                                                  -----------------------        -----------------------
            Net property, plant & equipment                                 36,557                        37,450
                                                                  -----------------------        -----------------------
       Total Assets                                                     $   97,584                    $  102,085
                                                                  =======================        =======================

       LIABILITIES AND STOCKHOLDERS' EQUITY
       CURRENT LIABILITIES
            Revolving credit facility                                   $      882                    $    5,356
            Accounts payable                                                10,987                        11,553
            Accrued liabilities                                             12,244                        12,357
                                                                  -----------------------        -----------------------
       Total current liabilities                                            24,113                        29,266
                                                                  -----------------------        -----------------------
       DEFERRED TAX LIABILITY                                                5,391                         5,391
                                                                  -----------------------        -----------------------
       STOCKHOLDERS' EQUITY
            Preferred Stock, $.001 par, 5,000,000 shares
                authorized, no shares issued                                     -                             -
            Common Stock, $.004 par, 50,000,000 shares
                authorized, and 12,469,158 and 12,519,733
                issued and outstanding at March 31, 2004,
                and December 31, 2003, respectively                             50                            50

            Additional paid-in capital                                           -                             -
            Retained earnings                                               68,030                        67,378
                                                                  -----------------------        -----------------------
       Total stockholders' equity                                           68,080                        67,428
                                                                  -----------------------        -----------------------
       Total Liabilities and Stockholders' Equity                       $   97,584                    $  102,085
                                                                  =======================        =======================
        *Unaudited

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

                                   AAON, Inc.
                      Consolidated Statements of Cash Flows
                                                                          Three Months Ended           Three Months Ended
                                                                            March 31, 2004*              March 31, 2003*
                                                                        -----------------------------------------------------
                                                                                           (in thousands)

Operating Activities
     Net income                                                                  $  2,337                     $  3,495
     Adjustments to reconcile net income to net cash provided
       by operating activities:
         Depreciation                                                               1,552                        1,238
         Provision for losses on accounts receivable                                  470                           82
         Loss on disposition of assets                                                  4                            -
         Changes in assets and liabilities:
           Accounts receivable                                                        (40)                       2,171
           Inventories                                                             (2,512)                      (1,247)
           Prepaid expenses                                                          (295)                          20
           Accounts payable                                                          (566)                        (126)
           Accrued liabilities                                                        241                        3,053
                                                                        ------------------------     ------------------------
     Net cash provided by operating activities                                      1,191                        8,686

Investing Activities
Proceeds from sale of property, plant and equipment                                     1                            -
Capital expenditures                                                                 (664)                      (1,342)
                                                                        ------------------------     ------------------------
Net cash used in investing activities                                                (663)                      (1,342)

Financing Activities
Borrowings under revolving credit agreement                                        12,968                        6,324
Payments under revolving credit agreement                                         (17,442)                      (9,890)
Stock options exercised                                                               224                           28
Repurchase of stock                                                                (2,263)                      (4,008)
                                                                        ------------------------     ------------------------
Net cash used in financing activities                                              (6,513)                      (7,546)
                                                                        ------------------------     ------------------------
Net decrease in cash                                                               (5,985)                        (202)
                                                                        ------------------------     ------------------------
Cash and cash equivalents, beginning of period                                      6,186                        5,071
                                                                        ------------------------     ------------------------
Cash and cash equivalents, end of period                                         $    201                     $  4,869
                                                                        ========================     ========================

*Unaudited

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